                     UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 9, 2001


                         Commission File Number 1-13159

                                  ENRON CORP.
             (Exact name of registrant as specified in its charter)


           Oregon                                     47-0255140
-------------------------------            -------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification
incorporation or organization)                      Number)


        Enron Building
      1400 Smith Street
       Houston, Texas                                  77002
-------------------------------            -------------------------------
(Address of principal executive                     (Zip Code)
         Offices)

                                 (713) 853-6161
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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                                  ENRON CORP.

Item 5.  Other Events.

     On November 9, 2001, Enron Corp. and Dynergy Inc. issued a press release announcing the proposed merger of the two companies and related financing transactions. That press release is filed as Exhibit 99.1 hereto. Also filed as exhibits to this report are the material agreements relating to these transactions to which Enron or its subsidiaries are party.





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Item 7.  Exhibits.

         (c) Exhibits.

         99.1     Press Release issued on November 9, 2001

         99.2 Agreement and Plan of Merger among Dynegy Inc., Stanford, Inc., Sorin, Inc., Badin, Inc. and Enron Corp. dated as of November 9, 2001

         99.3 Agreement among Dynegy Inc., Enron Corp. and ChevronTexaco Corporation dated as of November 9, 2001

         99.4 Shareholder Agreement dated as of November 9, 2001 by and among Dynegy Inc., Enron Corp. and Chevron U.S.A. Inc.

         99.5 Shareholder Agreement dated as of November 9, 2001 by and between Enron Corp. and Charles L. Watson

         99.6 Stockholder Agreement dated as of November 9, 2001 by and among Stanford, Inc., Dynegy Inc., Enron Corp. and Chevron U.S.A. Inc.

         99.7 Subscription Agreement dated as of November 9, 2001 by and among Enron Corp., Northern Natural Gas Company and Dynegy Inc.

         99.8 Certificate of Designations of Series A Preferred Stock of Northern Natural Gas Company

         99.9 Certificate of Correction of Certificate of Designations of Series A Preferred Stock of Northern Natural Gas Company

         99.10 Exchange Agreement dated as of November 9, 2001 by and between Dynegy Inc. and Enron Corp.

         99.11 Option Agreement dated as of November 9, 2001 by and among CGNN Holding Company, Inc., MCTJ Holding Co. LLC, Enron Corp., Dynegy Holdings Inc. and, solely for the provisions of Section
                  5.1 thereof, Dynegy Inc.

         99.12 Purchase Option Agreement dated as of November 9, 2001 by and among CGNN Holding Company, Inc., MCTJ Holding Co. LLC, Northern Natural Gas Company, Enron Corp., Dynegy Holdings, Inc., and Dynegy Inc.

         99.13 Registration Rights Agreement dated as of November 9, 2001 by and between Enron Corp. and Dynegy Inc.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ENRON CORP.


Date:  November 14, 2001           By: /s/ RICHARD A. CAUSEY
                                      --------------------------------------
                                           Richard A. Causey
                                           Executive Vice President and Chief
                                             Accounting Officer
                                             (Principal Accounting Officer)
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                               INDEX TO EXHIBITS


 NO.                            DESCRIPTION
----                            -----------

99.1     Press Release issued on November 9, 2001

99.2 Agreement and Plan of Merger among Dynegy Inc., Stanford, Inc., Sorin, Inc., Badin, Inc. and Enron Corp. dated as of November 9, 2001

99.3 Agreement among Dynegy Inc., Enron Corp. and ChevronTexaco Corporation dated as of November 9, 2001

99.4 Shareholder Agreement dated as of November 9, 2001 by and among Dynegy Inc., Enron Corp. and Chevron U.S.A. Inc.

99.5 Shareholder Agreement dated as of November 9, 2001 by and between Enron Corp. and Charles L. Watson

99.6 Stockholder Agreement dated as of November 9, 2001 by and among Stanford, Inc., Dynegy Inc., Enron Corp. and Chevron U.S.A. Inc.

99.7 Subscription Agreement dated as of November 9, 2001 by and among Enron Corp., Northern Natural Gas Company and Dynegy Inc.

99.8 Certificate of Designations of Series A Preferred Stock of Northern Natural Gas Company

99.9 Certificate of Correction of Certificate of Designations of Series A Preferred Stock of Northern Natural Gas Company

99.10 Exchange Agreement dated as of November 9, 2001 by and between Dynegy Inc. and Enron Corp.

99.11 Option Agreement dated as of November 9, 2001 by and among CGNN Holding Company, Inc., MCTJ Holding Co. LLC, Enron Corp., Dynegy Holdings Inc. and, solely for the provisions of Section 5.1 thereof, Dynegy Inc.

99.12 Purchase Option Agreement dated as of November 9, 2001 by and among CGNN Holding Company, Inc., MCTJ Holding Co. LLC, Northern Natural Gas Company, Enron Corp., Dynegy Holdings, Inc., and Dynegy Inc.

99.13 Registration Rights Agreement dated as of November 9, 2001 by and between Enron Corp. and Dynegy Inc.